UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant:  ☒                            Filed by a Party other than the Registrant:  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☒	Soliciting Material Pursuant to §240.14a-11(c) or §240.14a-12

Cell Therapeutics, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1) Title of each class of securities to which transaction applies:

(2) Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4) Proposed maximum aggregate value of transaction:

(5) Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:

	(2)	Form, Schedule or Registration Statement No.:

	(3)	Filing Party:

	(4)	Date Filed:

ON OCTOBER 5, 2011, CELL THERAPEUTICS, INC. (THE “COMPANY”) DISTRIBUTED A LETTER TO SHAREHOLDERS IN ITALY REGARDING THE COMPANY’S ANNUAL MEETING OF SHAREHOLDERS, WHICH IS EXPECTED TO BE HELD ON NOVEMBER 11, 2011 (THE “ANNUAL MEETING”), TO ITALIAN BANKS PARTICIPATING IN THE CUSTODY TRANSFER PROCEDURE WHOSE CLIENTS HOLD SHARES OF THE COMPANY THROUGH MONTE TITOLI, S.P.A. (THE “LETTER TO SHAREHOLDERS”). THE COMPANY INSTRUCTED SUCH BANKS TO FORWARD A COPY OF THE LETTER TO SHAREHOLDERS TO THE BANKS’ CLIENTS HOLDING SHARES OF THE COMPANY. THE FOLLOWING IS AN ENGLISH TRANSLATION OF THE LETTER TO SHAREHOLDERS:

ENGLISH TRANSLATION OF LETTER TO SHAREHOLDERS

CELL THERAPEUTICS, INC.

Registered office: 501 Elliott Avenue West, Suite 400

Seattle, Washington 98119, United States of America

October 5, 2011

To our Italian shareholders:

This letter relates to the Annual Meeting of Shareholders (the “Annual Meeting”) of Cell Therapeutics, Inc., a Washington corporation (the “Company”), which is scheduled to be held on November 11, 2011 at 10:00 a.m. (Seattle, Washington time), at the Company’s headquarters in Seattle, Washington, U.S.A.

Following the letter sent to the Company’s shareholders dated August 31, 2011 regarding the Annual Meeting (the “August Letter”), we wish to inform the Company’s shareholders that at the Annual Meeting the Company’s shareholders will be asked to vote on the items listed in the August Letter (one of which will be revised as described below) and the following additional item (the “Additional Proposal”):

“to approve an amendment to the Company’s amended and restated articles of incorporation to increase the total number of authorized shares from 284,999,999 to 384,999,999 and to increase the total number of authorized shares of common stock from 283,333,333 to 383,333,333”.

The Company is seeking shareholder approval of the Additional Proposal because a number of the Company’s currently authorized shares of common stock (the “Common Stock”) have been issued or are reserved for issuance upon exercise or conversion of existing derivative securities (i.e., securities convertible or exchangeable into shares of Common Stock). Because of the number of shares of Common Stock currently issued or reserved for issuance under various convertible securities, warrants, other derivative securities and otherwise, the Company believes it does not have a sufficient number of shares of Common Stock authorized at present to continue to fund its future operations. In order to continue to fund its operations, the Company will need to raise additional capital from financing sources. One of the ways the Company may raise such capital is by issuing shares of Common Stock and/or derivative securities from time to time. Without additional authorized shares of Common Stock, the Company will be unable to raise all of the financing it will likely need to maintain its operations.

The volatility in the stock markets both domestic and foreign has also impacted the volatility in the price of the Common Stock and thereby makes it more difficult to determine the amount of shares needed for funding the Company’s continued operations. Accordingly, the authorization of additional shares would mitigate the risks associated with not having enough shares to fund the Company’s near term development and initial commercial operations for potential product approvals in the U.S. and Europe next year through equity financings.

Taking into account all the reasons described above, the Company believes it is in the best interests of the Company’s shareholders and the Company to increase the number of authorized shares of Common Stock to provide the Board of the Directors of the Company with the ability to undertake transactions to support the Company’s operations.

The custody transfer described in the August Letter was successfully completed by certain of the banks. As of the record date of the Annual Meeting, which was September 28, 2011, any shareholder that wants to vote against the approval of the Additional Proposal or to abstain from voting on the Additional Proposal will have to provide specific instructions to the United States broker-dealer to which such shareholder’s shares of Common Stock were transferred (the “Broker-Dealer”) on or before November 11, 2011. Please note that a Company shareholder can provide such instructions to the relevant Broker-Dealer through their Italian bank where such shareholder’s shares of the Common Stock are normally deposited.

Failing the adoption of the above actions prior to the deadline of November 11, 2011, the transferred shares will be voted by the Broker-Dealer pursuant to the discretionary authority granted to them under the applicable securities laws of the United States and rules of the New York Stock Exchange.

Following transfer of the shares as mentioned above, the Company’s shareholders will still be entitled to vote pursuant to the modalities set forth in the proxy statement for the Annual Meeting that the Company expects to be available on or about October 18, 2011, on the U.S. Securities and Exchange Commission’s (the “SEC”) website (www.sec.gov) and on the Company’s website (www.CellTherapeutics.com) and in paper form at the Italian depositary banks, at the office of Borsa Italiana S.p.A. and at the office of the Italian branch of the Company’s subsidiary CTI Life Sciences Ltd (contact person: Ms. Elena Bellacicca) at Via Amedei 8, 20123 Milan.

We also take this opportunity to also inform our shareholders of a revised item, which shall be voted on by the shareholders at the Annual Meeting regarding the Company’s 2007 Equity Incentive Plan, as amended and restated (the “2007 Equity Plan”). In particular, shareholders will be requested to vote on the following revised proposal (the “Revised Proposal”):

“to approve certain amendments to the Company’s 2007 Equity Plan, as amended and restated (the “2007 Equity Plan”), including an increase of the number of shares available for issuance under the 2007 Equity Plan by 14,000,000 shares”.

As this Revised Proposal is not subject to the discretionary vote of the Broker-Dealers under the applicable securities laws of the United States and rules of the New York Stock Exchange, your shares of Common Stock transferred to U.S. accounts on September 28, 2011 will not be voted by the Broker-Dealers on such last revised item unless you instruct your Broker-Dealer to vote your shares on this proposal.

The complete and definitive agenda of the Annual Meeting will be contained in the final notice of call which is scheduled to be published on or about October 18, 2011.

James A. Bianco, M.D.

/s/ James A. Bianco, M.D

Chief Executive Officer
Cell Therapeutics, Inc.

The Company will file a proxy statement and other documents regarding the Annual Meeting described in this Letter to Shareholders with the SEC. The Company’s shareholders are urged to read the proxy statement and other relevant materials when they become available, because they will contain important information about the Company, the Annual Meeting and related matters. Shareholders may obtain a free copy of the Company’s proxy statement when available, and other documents filed by the Company with the SEC at the SEC’s website (www.sec.gov), on the Company’s website (www.celltherapeutics.com), in paper form at the Depositary Banks, at the office of Borsa Italiana S.p.A. and at the office of the Italian branch of the Company’s subsidiary CTI Life Sciences Ltd (contact person: Ms. Elena Bellacicca) at Via Amedei 8, 20123 Milan.